ICAP FUNDS, INC.
SUPPLEMENT TO PROSPECTUS
Dated May 1, 2001, as supplemented September 1, 2001

Euro Select Equity Portfolio

Redemption Fee. On November 14, 2001, the Board of Directors voted to approve the imposition of a 2.00% redemption fee on shares of the ICAP Euro Select Equity Portfolio (the "Portfolio") held for one month or less. The Board believes that the imposition of the redemption fee will be in the best interests of the Portfolio because it will likely deter the actions of market-timers and should have minimal impact upon long-term shareholders in the Portfolio. The 2.00% redemption fee will be effective on January 7, 2002.

Accordingly, the information contained under "Fees and Expenses" on page 8 of the Prospectus is supplemented and, to the extent applicable, superceded with respect to the Portfolio as follows:
Euro Select Equity Portfolio
SHAREHOLDER FEES (fees paid directly from your investment)

Redemption fee (as a percentage of amount redeemed)(1)	2.00%

(1)

A redemption fee of 2.00% of the current value of the shares redeemed may be imposed on redemptions of shares made within one month of purchase. Redemption fees are paid directly into Portfolio assets to help cover the costs that short-term trading generates.

In addition, the information contained under "How to Sell Shares" on page 17 of the Prospectus is supplemented as follows:

If you redeem shares of the Euro Select Equity Portfolio within one month of purchase, you may be charged a redemption fee of 2.00% of the then current value of the shares. The Euro Select Equity Portfolio may waive the imposition of the redemption fee. Redemption fees are paid directly into the Portfolio's assets to help cover the costs associated with short-term trading.

This Supplement should be retained with your Prospectus for future reference. The date of this Supplement is November 30, 2001.

Institutional Capital®

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